                                                                    EXHIBIT 10.1

                             EMPLOYMENT AGREEMENT
                             --------------------

     THIS AGREEMENT entered into this 18th day of July, 1994, by and between The Sandwich Co-operative Bank (the "Bank") and Frederic D. Legate (the "Employee"), and hereby replaces the Employment Agreement between the Bank and the Employee, as first dated July 17, 1989 (as amended).

     WHEREAS, the Employee has heretofore been employed by the Bank as President and Chief Executive Officer and is experienced in all phases of the business of the Bank; and

     WHEREAS, the parties desire by this writing to set forth the continuing employment relationship of the Bank and the Employee.

     NOW, THEREFORE, it is AGREED as follows:

     1.   Employment.  The Employee is employed as the President and Chief
          ----------
Executive officer of the Bank. The Employee shall render such administrative and management services for the Bank as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Bank. The Employee's other duties shall be such as the Board of Directors of the Bank ("Board") may from time to time reasonably direct, including normal duties as an officer of the Bank.

     2.   Base Compensation.  The Bank agrees to pay the Employee during the
          -----------------
term of this Agreement a salary at the rate of $185,000 per annum, payable in cash not less frequently than monthly. The Board shall review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary.

     3.   Discretionary Bonuses.  The Employee shall participate in an equitable
          ---------------------
manner with all other senior management employees of the Bank in discretionary bonuses that the Board may award from time to time to the Bank's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses.

     4.   (a) Participation in Retirement, Medical and Other Plans.
              ----------------------------------------------------

The Employee shall participate in any plan that the Bank maintains for the benefit of its employees if the plan relates to (i) pension, profit-sharing, or other retirement benefits, (ii) medical insurance or the reimbursement of medical or dependent care expenses, or (iii) other group benefits, including disability and life insurance plans.

          (b) Employee Benefits, Expenses.  The Employee shall participate in
              ---------------------------
any fringe benefits which are or may become available to the Bank's senior management employees, including for example: any stock option or incentive compensation plans, club memberships, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable out-of-pocket business expenses which he shall incur in connection with his services under this Agreement upon substantiation of such expenses in accordance with the policies of the Bank.

     5.   Term.  The Bank hereby employs the Employee, and the Employee hereby
          ----
accepts such employment under this Agreement, for the period commencing on July 18, 1994 and ending 36 months thereafter on July 17, 1997 (or such earlier date as is determined in accordance with Section 9) ; provided that notwithstanding any determination by the Bank not to extend the term of this Agreement I said term shall not expire prior to the expiration of thirty-six (36) months after a Change in Control (as defined in Section 11) shall have occurred. Additionally, on each annual anniversary date from the Effective Date, the Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date provided the Board determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended.

     6.   Loyalty; Noncompetition.
          -----------------------

          (a) During the period of his employment hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all his full business time, attention, skill, and efforts to the faithful performance of his duties hereunder; provided, however, from time to time, Employee may serve on the boards of directors of, and hold any other offices or positions in, companies or organizations, which will not present any conflict of interest with the Bank or any of its subsidiaries or affiliates, or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of his employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Bank, or be gainfully employed in any other position or job other than as provided above.

          (b) Nothing contained in this Paragraph 6 shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Bank, or, solely as a passive or minority investor, in any business.

     7.   Standards.  The Employee shall perform his duties under this Agreement
          ---------
in accordance with such reasonable standards as the Board may establish from time to time. The Bank will provide Employee with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

     8.   Vacation and Sick Leave.  At such reasonable times as the Board shall
          -----------------------
in its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, all such voluntary absences to count as vacation time; provided that:

          (a) The Employee shall be entitled to an annual vacation in accordance with the policies that the Board periodically establishes for senior management employees of the Bank.

          (b) The Employee shall not receive any additional compensation from the Bank on account of his failure to take a vacation or sick leave, and the Employee shall not accumulate unused vacation or sick leave from one fiscal year to the next, except in either case to the extent authorized by the Board.

          (c) In addition to the aforesaid paid vacations, the Employee shall be entitled without loss of pay, to absent himself voluntarily from the performance of his employment with the Bank for such additional periods of time and -for such valid and legitimate reasons as the Board may in its discretion determine. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as such Board in its discretion may determine.

          (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board.

     9.   Termination and Termination Pay.  Subject to Section 11 hereof, the
          -------------------------------
Employee Is employment hereunder may be terminated under the following circumstances:

          (a) Death. The Employee's employment under this Agreement shall
              -----
terminate upon his death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his death occurred.

          (b) Disability.  If the Employee shall become disabled or
              ----------
incapacitated to the extent that he is unable to perform his duties hereunder, by reason of a medically determinable physical or mental impairment, as determined by a doctor engaged by the Board of Directors, Employee shall nevertheless continue to receive the following percentages of his compensation, inclusive of any benefits which may be payable to Employee under the provisions of disability insurance coverage in effect for Bank employees, under

Paragraph 2 of this Agreement for the following periods of his disability: 60% for the remaining term of this Agreement. Upon returning to active full-time employment, the Employee's full compensation as set forth in this Agreement shall be reinstated. In the event that said Employee returns to active employment on other than a full-time basis, then his compensation (as set forth in Paragraph 2 of this Agreement) shall be reduced in proportion to the time spent in said employment, or as shall otherwise be agreed to by the parties.

          (c) Just Cause.  The Board may, by written notice to the Employee,
              ----------
immediately terminate his employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall mean termination because of, in the good faith determination of the Board, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. No act, or failure to art, on the Employee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Bank. Notwithstanding the foregoing, (i) the Employee shall not be deemed to have been terminated for Just Cause unless there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to the Employee and an opportunity for the Employee to be heard before the Board), finding that in the good faith opinion of the Board the Employee was guilty of conduct set forth above in the third sentence of this Subsection (c) and specifying the particulars thereof in detail.

          (d) Without Just Cause.  Subject to Section 11 hereof, the Board may,
              ------------------
by written notice to the Employee, immediately terminate his employment at any time for a reason other than Just Cause, in which event the Employee shall be entitled to receive the following compensation and benefits: (I) the salary provided pursuant to Section 2 hereof,, up to the date of termination of the term (including any renewal term) of this Agreement (the "Expiration Date"), plus said salary for an additional 12-month period, but in no event in excess of three years' salary and (ii) the cost to the Employee of obtaining all health, life, disability and other benefits which the Employee would have been eligible to participate in through the Expiration Date based upon the benefit levels substantially equal to those that the Bank provided for the Employee at the date of termination of employment. Said sum shall be paid, at the option of the Employee, either (I) in periodic payments over the remaining term of this Agreement, as if the

Employee's employment had not been terminated, or (II) in one lump sum within ten (10) days of such termination.

          (e) Termination or Suspension Under Federal Law. (1) If the Employee
              -------------------------------------------
is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8 (e) (4) or 8 (g) (1) of the Federal Deposit Insurance Act ("FDIC") (12 U.S.C. 1818(e) (4) and (g) (1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

          (2) If the Bank is in default (as defined in Section 3 (x) (1) of
FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

          (3) All obligations under this Agreement shall terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Bank: (I) by the Commissioner of Banks of the Commonwealth of Massachusetts (the "Commissioner") or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in
Section 13(c) of FDIA; or (ii) by the commissioner, or his or her designee, at the time that the Commissioner, or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Commissioner to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

          (4) If a notice served under Section 8 (e) (3) or (g) (1) of the FDIA (12 U.S.C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Bank's affairs, the Bank's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall (I) pay the Employee all or part of the compensation withhold while its contract obligations were suspended, and (ii) reinstate (in whole or -in part) any of its obligations which were suspended.

          (f) Voluntary Termination by Employee.  Subject to Section 11 hereof,
              ---------------------------------
the Employee may voluntarily terminate employment with the Bank during the term of this Agreement, upon at least 60 days' prior written notice to the Board of Directors, in which case the Employee shall receive only his compensation, vested rights and employee benefits up to the date of his termination.

     10.  No Mitigation.  The Employee shall not be required to mitigate the
          -------------
amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

     11.  Change in Control.
          -----------------

          (a) Notwithstanding any provision herein to the contrary, if the Employee's employment under this Agreement is terminated by the Bank, without the Employee's prior written consent and for a reason other than Just Cause, in connection with or within twelve (12) months after any change in control of the Bank, the Employee shall be paid an amount equal to the difference between (I) the product of 2.99 times his "base amount" as defined in Section 28OG(b) (3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder, and (ii) the sum of any other parachute payments (as defined under Section 28OG(b) (2) of the Code) that the Employee receives on account of the change in control. Said sum shall be paid in one lump sum within ten (10) days of such termination.

     The term "change in control" shall mean (1) the ownership, holding or power to vote more than 25% of the Bank's voting stock-, (2) the control of the election of a majority of the Bank's directors, (3) the exercise of a controlling influence over the management or policies of the Bank by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (4) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank (the "Incumbent Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Incumbent Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

          (b) Notwithstanding any other provision of this Agreement to the contrary, the Employee may voluntarily terminate his employment under this Agreement within twelve (12) months following a change in control of the Bank, and the Employee shall thereupon be entitled to receive the payment described in
Section 11(a) of this Agreement, upon the occurrence of any of the following events, or within ninety (90) days thereafter, which have not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than thirty-five (35) miles from Sandwich, Massachusetts; (ii) a material reduction in the Employee's base compensation as in effect on the date of the change in control or as the same may be increased from time to time; (iii) the failure by the Bank to continue to provide the Employee with compensation and benefits provided for under this Agreement, as the same may be increased from time to time, or with benefits substantially similar to those provided to him under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Bank which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him at the time of the change in control;
(iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his position as referenced at
Section 1; (v) a failure to elect or reelect the Employee to the Board of Directors of the Bank, if the Employee is serving on the Board on the date of the change in control; or (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Bank.

          (c) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C.
Section 1828(k) and any regulations promulgated thereunder.

          (d) Within five business days before or after a change in control as defined in 511(a) of this Agreement, the Bank shall (I) deposit, or cause to be deposited, in trust (the "Trust) an amount equal to 2.99 times the Employee's "base amount" as defined in Section 28OG(b) (3) of the Code, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust.

          During the 12-consecutive month period following the date on which the Bank makes the deposit referred to in the preceding paragraph, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable
pursuant to Section 11 (a) or (b).   Within three business days after receiving
said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail return receipt requested. On the tenth
(10th) business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a
written notice directing the trustee to withhold such payment.   In the latter
event, the trustee shall submit the dispute to nonappealable binding arbitration for a determination of the amount payable to the Employee pursuant to Section 11
(a) or (b) hereof, and the costs of such arbitration (including any legal fees and expenses incurred by the Employee) shall be paid by the Bank.

The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within 3 days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

          Upon the earlier of (I) any payment from the Trust to the Employee, or
(ii) the date 12 months after the date on which the Bank makes the deposit referred to in the first paragraph of this subsection (d), the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further rights under this Section 11, no further interest in the Trust pursuant to this Agreement, and no further rights or claims against the Bank pursuant to this Agreement.

          (e) In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, including this Section 11, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this Section 11 or to defend against any action taken by the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee shall obtain a final judgement by a court of competent jurisdiction in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Employee.

     12.  Successors and Assigns.
          ----------------------

          (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of tho Bank.

          (b) Since the Bank is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank.

     13.  Amendments.  No amendments or additions to this Agreement shall be
          ----------
binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

     14.  Applicable Law.  Except to the extent preempted by Federal law, the
          --------------
laws of the Commonwealth of Massachusetts shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     15.  Severability.  The provisions of this Agreement shall be deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     16.  Entire Agreement.  This Agreement, together with any understanding or
          ----------------
modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.


     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.



ATTEST:                            The Sandwich Co-operative Bank


/s/ Dana S. Briggs                 By:  /s/ Leon Davidson
-------------------------               --------------------------
Secretary                               Its: Chairman of the Board


WITNESS:


/s/ Pamela J. Buttrick                  /s/ Frederic D. Legate
-------------------------               ----------------------
                                        Frederic D. Legate
                                        President

                             EMPLOYMENT AGREEMENT
                             --------------------

     THIS AGREEMENT entered into this 18th day of July, 1994, by and between The Sandwich Co-operative Bank (the "Bank") and Dana S. Briggs (the "Employee"), and hereby replaces the Employment Agreement between the Bank and the Employee, as first dated July 17, 1989 (as amended).

     WHEREAS, the Employee has heretofore been employed by the Bank as Senior Vice President and Administration Officer and is experienced in all phases of the business of the Bank; and

     WHEREAS, the parties desire by this writing to set forth the continuing employment relationship of the Bank and the Employee.

     NOW, THEREFORE, it is AGREED as follows:

     1.   Employment.  The Employee is employed as the Senior Vice President and
          ----------
Administration Officer of the Bank. The Employee shall render such administrative and management services for the Bank as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Bank. The Employee's other duties shall be such as the Board of Directors of the Bank ("Board") may from time to time reasonably direct, including normal duties as an officer of the Bank.

     2.   Base Compensation.  The Bank agrees to pay the Employee during the
          -----------------
term of this Agreement a salary at the rate of $76,000 per annum, payable in cash not less frequently than monthly. The Board shall review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary.

     3.   Discretionary Bonuses.  The Employee shall participate in an equitable
          ---------------------
manner with all other senior management employees of the Bank in discretionary bonuses that the Board may award from time to time to the Bank's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses.

     4.   (a) Participation in Retirement, Medical and Other Pl=.
              --------------------------------------------------

The Employee shall participate in any plan that the Bank maintains for the benefit of its employees if the plan relates to (i) pension, profit-sharing, or other retirement benefits, (ii) medical insurance or the reimbursement of medical or dependent care expenses, or (iii) other group benefits, including disability and life insurance plans.

          (b) Employee Benefits: Expenses.  The Employee shall participate  in
              ---------------------------
any fringe benefits which are or may become available to the Bank's senior management employees, including for example: any stock option or incentive compensation plans, club memberships, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable out-of-pocket business expenses which he shall incur in connection with his services under this Agreement upon substantiation of such expenses in accordance with the policies of the Bank.

     5.   Term.  The Bank hereby employs the Employee, and the Employee hereby
          ----
accepts such employment under this Agreement, for the period commencing on July 18, 1994 and ending 36 months thereafter on July 17, 1997 (or such earlier date as is determined in accordance with Section 9); provided that notwithstanding any determination by the Bank not to extend the term of this Agreement, said term shall not expire prior to the expiration of thirty-six (36) months after a Change in Control (as defined in Section 11) shall have occurred. Additionally, on each annual anniversary date from the Effective Date, the Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date provided the Board determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended.

     6.   Loyalty: Noncompetition.
          -----------------------

          (a) During the period of his employment hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all his full business time, attention, skill, and efforts to the faithful performance of his duties hereunder; provided, however, from time to time, Employee may serve on the boards of directors of, and hold any other offices or positions in, companies or organizations, which will not present any conflict of interest with the Bank or any of its subsidiaries or affiliates, or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violated any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of his employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Bank, or be gainfully employed in any other position or job other than as provided above.

          (b) Nothing contained in this Paragraph 6 shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Bank, or, solely as a passive or minority investor, in any business.

     7.   Standards.  The Employee shall perform his duties under this Agreement
          ---------
in accordance with such reasonable standards as the Board may establish from time to time. The Bank will provide Employee with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

     8.   Vacation and Sick Leave.  At such reasonable times as the Board shall
          -----------------------
in its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, all such voluntary absences to count as vacation time; provided that:

          (a) The Employee shall be entitled to an annual vacation in accordance with the policies that the Board periodically establishes for senior management employees of the Bank.

          (b) The Employee shall not receive any additional compensation from the Bank on account of his failure to take a vacation or sick leave, and the Employee shall not accumulate unused vacation or sick leave from one fiscal year to the next, except in either case to the extent authorized by the Board.

          (c) In addition to the aforesaid paid vacations, the Employee shall be entitled without loss of pay, to absent himself voluntarily from the performance of his employment with the Bank for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion determine. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as such Board in its discretion may determine.

          (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board.

     9.   Termination and Termination Pay.  Subject to Section 11 hereof, the
          -------------------------------
Employee's employment hereunder may be terminated under the following circumstances:

          (a) Death. The Employee's employment under this Agreement shall
              -----
terminate upon his death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his death occurred.

          (b) Disability.  If the Employee shall become disabled or
              ----------
incapacitated to the extent that he is unable to perform his duties hereunder, by reason of a medically determinable physical or mental impairment, as determined by a doctor engaged by the Board of Directors, Employee shall nevertheless continue to receive the following percentages of his compensation, inclusive of any benefits which may be payable to Employee under the provisions of disability insurance coverage in effect for Bank employees, under

Paragraph 2 of this Agreement for the following periods of his disability: 60% for the remaining term of this Agreement. Upon returning to active full-time employment, the Employee's full compensation as set forth in this Agreement shall be reinstated. In the event that said Employee returns to active employment on other than a full-time basis, then his compensation (as set forth in Paragraph 2 of this Agreement) shall be reduced in proportion to the time spent in said employment, or as shall otherwise be agreed to by the parties.

          (c) Just Cause.  The Board may, by written notice to the Employee,
              ----------
immediately terminate his employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall mean termination because of, in the good faith determination of the Board, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. No act, or failure to act, on the Employee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Bank. Notwithstanding the foregoing, (i) the Employee shall not be deemed to have been terminated for Just Cause unless there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to the Employee and an opportunity for the Employee to be heard before the Board), finding that in the good faith opinion of the Board the Employee was guilty of conduct set forth above in the third sentence of this Subsection (c) and specifying the particulars thereof in detail.

          (d) Without Just Cause.  Subject to Section 11 hereof, the Board may,
              ------------------
by written notice to the Employee, immediately terminate his employment at any time for a reason other than Just Cause, in which event the Employee shall be entitled to receive the following compensation and benefits: (i) the salary provided pursuant to Section 2 hereof , up to the date of termination of the term (including any renewal term) of this Agreement (the "Expiration Date"), plus said salary for an additional 12-month period, but in no event in excess of three years' salary and (ii) the cost to the Employee of obtaining all health, life, disability and other benefits which the Employee would have been eligible to participate in through the Expiration Date based upon the benefit levels substantially equal to those that the Bank provided for the Employee at the date of termination of employment. Said sum shall be paid, at the option of the Employee, either (I) in periodic payments over the remaining term of this Agreement, as if the

Employee's employment had not been terminated, or (II) in one lump sum within ten (10) days of such termination.

          (e) Termination or Suspension Under Federal Law. (1) If the Employee
              -------------------------------------------
is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8 (e) (4) or 8 (g) (1) of the Federal Deposit Insurance Act ("FDIC") (12 U.S.C. 1818(e) (4) and (g) (1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

          (2) If the Bank is in default (as defined in Section 3 (x) (1) of
FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

          (3) All obligations under this Agreement shall terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Bank: (I) by the Commissioner of Banks of the Commonwealth of Massachusetts (the "Commissioner") or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in
Section 13(c) of FDIA; or (ii) by the commissioner, or his or her designee, at the time that the Commissioner, or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Commissioner to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

          (4) If a notice served under Section 8 (e) (3) or (g) (1) of the FDIA (12 U.S.C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Bank's affairs, the Bank's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall (I) pay the Employee all or part of the compensation withhold while its contract obligations were suspended,, and (ii) reinstate (in whole or -in part) any of its obligations which were suspended.

          (f) Voluntary Termination by Employee.  Subject to Section 11 hereof,
              ---------------------------------
the Employee may voluntarily terminate employment with the Bank during the term of this Agreement, upon at least 60 days' prior written notice to the Board of Directors, in which case the Employee shall receive only his compensation, vested rights and employee benefits up to the date of his termination.

     10.  No Mitigation.  The Employee shall not be required to mitigate the
          -------------
amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

     11.  Change in Control.
          -----------------

          (a) Notwithstanding any provision herein to the contrary, if the Employee's employment under this Agreement is terminated by the Bank, without the Employee's prior written consent and for a reason other than Just Cause, in connection with or within twelve (12) months after any change in control of the Bank, the Employee shall be paid an amount equal to the difference between (I) the product of 2.99 times his "base amount" as defined in Section 28OG(b) (3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder, and (ii).the sum of any other parachute payments (as defined under Section 28OG(b) (2) of the Code) that the Employee receives on account of the change in control. Said sum shall be paid in one lump sum within ten (10) days of such termination.

     The term "change in control" shall mean (1) the ownership, holding or power to vote more than 25% of the Bank's voting stock-, (2) the control of the election of a majority of the Bank's directors, (3) the exercise of a controlling influence over the management or policies of the Bank by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (4) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank (the "Incumbent Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Incumbent Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

          (b) Notwithstanding any other provision of this Agreement to the contrary, the Employee may voluntarily terminate his employment under this Agreement within twelve (12) months following a change in control of the Bank, and the Employee shall thereupon be entitled to receive the payment described in
Section 11(a) of this Agreement, upon the occurrence of any of the following events, or within ninety (90) days thereafter, which have not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than thirty-five (35) miles from Sandwich, Massachusetts; (ii) a material reduction in the Employee's base compensation as in effect on the date of the change in control or as the same may be increased from time to time; (iii) the failure by the Bank to continue to provide the Employee with compensation and benefits provided for under this Agreement, as the same may be increased from time to time, or with benefits substantially similar to those provided to him under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Bank which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him at the time of the change in control;
(iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his position as referenced at
Section 1; (v) a failure to elect or reelect the Employee to the Board of Directors of the Bank, if the Employee is serving on the Board on the date of the change in control; or (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Bank.

          (c) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C.
Section 1828(k) and any regulations promulgated thereunder.

          (d) Within five business days before or after a change in control as defined in 511(a) of this Agreement, the Bank shall (I) deposit, or cause to be deposited, in trust (the "Trust) an amount equal to 2.99 times the Employee's "base amount" as defined in Section 28OG(b) (3) of the Code, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust.

          During the 12-consecutive month period following the date on which the Bank makes the deposit referred to in the preceding paragraph, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable
pursuant to Section 11 (a) or (b).   Within three business days after receiving
said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail return receipt requested. On the tenth
(10th) business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a
written notice directing the trustee to withhold such payment.   In the latter
event, the trustee shall submit the dispute to nonappealable binding arbitration for a determination of the amount payable to the Employee pursuant to Section 11
(a) or (b) hereof, and the costs of such arbitration (including any legal fees and expenses incurred by the Employee) shall be paid by the Bank. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within 3 days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

          Upon the earlier of (I) any payment from the Trust to the Employee, or
(ii) the date 12 months after the date on which the Bank makes the deposit referred to in the first paragraph of this subsection (d), the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further rights under this Section 11, no further interest in the Trust pursuant to this Agreement, and no further rights or claims against the Bank pursuant to this Agreement.

          (e) In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, including this Section 11, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this Section 11 or to defend against any action taken by the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee shall obtain a final judgement by a court of competent jurisdiction in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Employee.

     12.  Successors and Assigns.
          ----------------------

          (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank.

          (b) Since the Bank is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank.

     13.  Amendments.  No amendments or additions to this Agreement shall be
          ----------
binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

     14.  Applicable Law.  Except to the extent preempted by Federal law, the
          --------------
  laws of the Commonwealth of Massachusetts shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     15.  Severability.  The provisions of this Agreement shall be deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     16.  Entire Agreement.  This Agreement, together with any understanding or
          ----------------
modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.


     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.


ATTEST:                            The Sandwich Co-operative Bank


/s/ Dana S. Briggs                 By: /s/ Leon Davidson
-------------------------              --------------------------
Secretary                              Its: President


WITNESS:


/s/ Pamela J. Buttrick                 /s/ Dana S. Briggs
-------------------------              ----------------------
                                       Dana S. Briggs
                                      Senior Vice President and
                                      Administration Officer

                             EMPLOYMENT AGREEMENT
                             --------------------

     THIS AGREEMENT entered into this 18th day of July, 1994, by and between The Sandwich Co-operative Bank (the "Bank") and Dana S. Briggs (the "Employee"), and hereby replaces the Employment Agreement between the Bank and the Employee, as first dated July 17, 1989 (as amended).

     WHEREAS, the Employee has heretofore been employed by the Bank as Senior Vice President and Administration Officer and is experienced in all phases of the business of the Bank; and

     WHEREAS, the parties desire by this writing to set forth the continuing employment relationship of the Bank and the Employee.

     NOW, THEREFORE, it is AGREED as follows:

     1.   Employment.  The Employee is employed as the Senior Vice President and
          ----------
Administration Officer of the Bank. The Employee shall render such administrative and management services for the Bank as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Bank. The Employee's other duties shall be such as the Board of Directors of the Bank ("Board") may from time to time reasonably direct, including normal duties as an officer of the Bank.

     2.   Base Compensation.  The Bank agrees to pay the Employee during the
          -----------------
term of this Agreement a salary at the rate of $76,000 per annum, payable in cash not less frequently than monthly. The Board shall review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary.

     3.   Discretionary Bonuses.  The Employee shall participate in an equitable
          ---------------------
manner with all other senior management employees of the Bank in discretionary bonuses that the Board may award from time to time to the Bank's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses.

     4.   (a) Participation in Retirement, Medical and Other Plans. The Employee
              ----------------------------------------------------
shall participate in any plan that the Bank maintains for the benefit of its employees if the plan relates to (i) pension, profit-sharing, or other retirement benefits, (ii) medical insurance or the reimbursement of medical or dependent care expenses, or (iii) other group benefits, including disability and life insurance plans.

          (b) Employee Benefits: Expenses.    The Employee shall participate  in
              ---------------------------
any fringe benefits which are or may become available to the Bank's senior management employees, including for example: any stock option or incentive compensation plans, club memberships, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable out-of-pocket business expenses which he shall incur in connection with his services under this Agreement upon substantiation of such expenses in accordance with the policies of the Bank.

     5.   Term.  The Bank hereby employs the Employee, and the Employee hereby
          ----
accepts such employment under this Agreement, for the period commencing on July 18, 1994 and ending 36 months thereafter on July 17, 1997 (or such earlier date as is determined in accordance with Section 9) ; provided that notwithstanding any determination by the Bank not to extend the term of this Agreement, said term shall not expire prior to the expiration of thirty-six (36) months after a Change in Control (as defined in Section 11) shall have occurred. Additionally, on each annual anniversary date from the Effective Date, the Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date provided the Board determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended.

     6.   Loyalty: Noncompetition.
          -----------------------

          (a) During the period of his employment hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all his full business time, attention, skill, and efforts to the faithful performance of his duties hereunder; provided, however, from time to time, Employee may serve on the boards of directors of, and hold any other offices or positions in, companies or organizations, which will not present any conflict of interest with the Bank or any of its subsidiaries or affiliates, or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violated any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of his employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Bank, or be gainfully employed in any other position or job other than as provided above.

          (b) Nothing contained in this Paragraph 6 shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Bank, or, solely as a passive or minority investor, in any business.

     7.   Standards.  The Employee shall perform his duties under this Agreement
          ---------
in accordance with such reasonable standards as the Board may establish from time to time. The Bank will provide Employee with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

     8.   Vacation and Sick Leave.  At such reasonable times as the Board shall
          -----------------------
in its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, all such voluntary absences to count as vacation time; provided that:

          (a) The Employee shall be entitled to an annual vacation in accordance with the policies that the Board periodically establishes for senior management employees of the Bank.

          (b) The Employee shall not receive any additional compensation from the Bank on account of his failure to take a vacation or sick leave, and the Employee shall not accumulate unused vacation or sick leave from one fiscal year to the next, except in either case to the extent authorized by the Board.

          (c) In addition to the aforesaid paid vacations, the Employee shall be entitled without loss of pay, to absent himself voluntarily from the performance of his employment with the Bank for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion determine. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as such Board in its discretion may determine.

          (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board.

     9.   Termination and Termination Pay.  Subject to Section 11 hereof, the
          -------------------------------
Employee's employment hereunder may be terminated under the following circumstances:

          (a) Death. The Employee's employment under this Agreement shall
              -----
terminate upon his death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his death occurred.

          (b) Disability.  If the Employee shall become disabled or
              ----------
incapacitated to the extent that he is unable to perform his duties hereunder, by reason of a medically determinable physical or mental impairment, as determined by a doctor engaged by the Board of Directors, Employee shall nevertheless continue to receive the following percentages of his compensation, inclusive of any benefits which may be payable to Employee under the provisions of disability insurance coverage in effect for Bank employees, under

Paragraph 2 of this Agreement for the following periods of his disability: 60% for the remaining term of this Agreement. Upon returning to active full-time employment, the Employee's full compensation as set forth in this Agreement shall be reinstated. In the event that said Employee returns to active employment on other than a full-time basis, then his compensation (as set forth in Paragraph 2 of this Agreement) shall be reduced in proportion to the time spent in said employment, or as shall otherwise be agreed to by the parties.

          (c) Just Cause.  The Board may, by written notice to the Employee,
              ----------
immediately terminate his employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall mean termination because of, in the good faith determination of the Board, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. No act, or failure to act, on the Employee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Bank. Notwithstanding the foregoing, (i) the Employee shall not be deemed to have been terminated for Just Cause unless there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to the Employee and an opportunity for the Employee to be heard before the Board), finding that in the good faith opinion of the Board the Employee was guilty of conduct set forth above in the third sentence of this Subsection (c) and specifying the particulars thereof in detail.

          (d) Without Just Cause.  Subject to Section 11 hereof, the Board may,
              ------------------
by written notice to the Employee, immediately terminate his employment at any time for a reason other than Just Cause, in which event the Employee shall be entitled to receive the following compensation and benefits: (i) the salary provided pursuant to Section 2 hereof , up to the date of termination of the term (including any renewal term) of this Agreement (the "Expiration Date"), plus said salary for an additional 12-month period, but in no event in excess of three years' salary and (ii) the cost to the Employee of obtaining all health, life, disability and other benefits which the Employee would have been eligible to participate in through the Expiration Date based upon the benefit levels substantially equal to those that the Bank provided for the Employee at the date of termination of employment. Said sum shall be paid, at the option of the Employee, either (I) in periodic payments over the remaining term of this Agreement, as if the

Employee's employment had not been terminated, or (II) in one lump sum within ten (10) days of such termination.

          (e) Termination or Suspension Under Federal Law. (1) If the Employee
              -------------------------------------------
is removed and/or permanently' prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8 (e) (4) or 8 (g) (1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

          (2) If the Bank is in default (as defined in Section 3 (x) (1) of
FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

          (3) All obligations under this Agreement shall terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Bank: (I) by the Commissioner of Banks of the Commonwealth of Massachusetts (the "Commissioner") or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in
Section 13(c) of FDIA; or (ii) by the commissioner, or his or her designee, at the time that the commissioner, or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Commissioner to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

          (4) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Bank's affairs, the Bank's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall (I) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

          (f) Voluntary Termination by Employee.  Subject to Section 11 hereof,
              ---------------------------------
the Employee may voluntarily terminate employment with the Bank during the term of this Agreement, upon at least 60 days' prior written notice to the Board of Directors, in which case the Employee shall receive only his compensation, vested rights and employee benefits up to the date of his termination.

     10.  No Mitigation.  The Employee shall not be required to mitigate the
          -------------
amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

     11.  Change in Control.
          -----------------

          (a) Notwithstanding any provision herein to the contrary, if the Employee's employment under this Agreement is terminated by the Bank, without the Employee's prior written consent and for a reason other than Just Cause, in connection with or within twelve (12) months after any change in control of the Bank, the Employee shall be paid an amount equal to the difference between (I) the product of 2.99 times his "base amount" as defined in Section 28OG(b) (3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder, and (ii) the sum of any other parachute payments (as defined under Section 28OG(b) (2) of the Code) that the Employee receives on account of the change in control. Said sum shall be paid in one lump sum within ten (10) days of such termination.

     The term "change in control" shall mean (1) the ownership, holding or power to vote more than 25% of the Bank's voting stock, (2) the control of the election of a majority of the Bank's directors, (3) the exercise of a controlling influence over the management or policies of the Bank by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (4) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank (the "Incumbent Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Incumbent Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

          (b) Notwithstanding any other provision of this Agreement to the contrary, the Employee may voluntarily terminate his employment under this Agreement within twelve (12) months following a change in control of the Bank, and the Employee shall thereupon be entitled to receive the payment described in
Section 11(a) of this Agreement, upon the occurrence of any of the following events, or within ninety (90) days thereafter, which have not been consented to in advance by the Employee in writing: (I) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than thirty-five (35) miles from Sandwich, Massachusetts; (ii) a material reduction in the Employee's base compensation as in effect on the date of the change in control or as the same may be increased from time to time; (iii) the failure by the Bank to continue to provide the Employee with compensation and benefits provided for under this Agreement, as the same may be increased from time to time, or with benefits substantially similar to those provided to him under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Bank which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him at the time of the change in control;
(iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his position as referenced at
Section 1; or (v) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Bank.

          (c) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C.
Section 1828(k) and any regulations promulgated thereunder.

          (d) Within five business days before or after a change in control as defined in (S)11(a) of this Agreement, the Bank shall (i) deposit, or cause to be deposited, in trust (the "Trust) an amount equal to 2.99 times the Employee's "base amount" as defined in Section 28OG(b) (3) of the Code, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust.

          During the 12-consecutive month period following the date on which the Bank makes the deposit referred to in the preceding paragraph, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable pursuant to Section 11(a) or (b). Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail return receipt requested. On the tenth
(10th) business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to nonappealable binding arbitration for a determination of the amount payable to the Employee pursuant to Section 11(a) or (b) hereof, and the costs of such arbitration (including any legal fees and expenses incurred by the Employee) shall be paid by the Bank. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within 3 days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

          Upon the earlier of (I) any payment from the Trust to the Employee, or
(ii) the date 12 months after the date on which the Bank makes the deposit referred to in the first paragraph of this subsection (d), the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further rights under this Section 11, no further interest in the Trust pursuant to this Agreement, and no further rights or claims against the Bank pursuant to this Agreement.

          (e) In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, including this Section 11, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this Section 11 or to defend against any action taken by the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee shall obtain a final judgement by a court of competent jurisdiction in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Employee.

     12.  Successors and Assigns.
          ----------------------

          (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank.

          (b) Since the Bank is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank.

     13.  Amendments.  No amendments or additions to this Agreement shall be
          ----------
binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

     14.  Applicable Law. Except to the extent preempted by Federal law, the
          --------------
laws of the Commonwealth of Massachusetts shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     15.  Severability. The provisions of this Agreement shall be deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     16.  Entire Agreement.  This Agreement, together with any understanding or
          ----------------
modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.



ATTEST:                            The Sandwich Co-operative Bank

/s/ Dana S. Briggs                 By: /s/ Leon Davidson
-------------------------              --------------------------
Secretary                              Its: President


WITNESS:


/s/ Pamela J. Buttrick                 /s/ George L. Larson
-------------------------              -------------------------
                                       George L. Larson
                                      Senior vice President and
                                      Chief Financial Officer